EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ellen M. Cotter, Chief Executive Officer, and Gilbert Avanes, Chief Financial Officer, of Reading International, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do each hereby certify, that, to his or her knowledge:

•

The Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 14, 2026

/s/ Ellen M. Cotter

Name:     Ellen M. Cotter

Title:       President and Chief Executive Officer

/s/ Gilbert Avanes

Name:    Gilbert Avanes

Title:      Executive Vice President, Chief Financial Officer and Treasurer